UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2010 (October 21, 2010)

ACCELERIZE NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52635	20-3858769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 WILSHIRE BLVD., SUITE 322 LOS ANGELES, CALIFORNIA 90025
(Address of principal executive offices)                                       (Zip Code)

(310) 903 4001
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

On October 21, 2010 in connection with a private placement to a total of 7 accredited investors, as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, (the "Securities Act"), Accelerize New Media, Inc. (the “Company”)  issued a total of 3,000 units at a price of  $100 each. Each unit consists of 250 shares of the Company's Common Stock and a Warrant to purchase up to an additional 250 shares of Common Stock at an exercise price of $0.65 per share. The Warrants expire 3 years after the date of issuance.

The Company raised an aggregate gross amount of $300,000.00. Pursuant to the private placement, the Company had the right, in its sole discretion, to close the offering upon receiving subscriptions to purchase a minimum of 3,000 units (the "Minimum Purchase Offering") in the event that the offering was undersubscribed and up to a maximum of 6,000 units ("Maximum Purchase Offering"), in the event the offering was oversubscribed.  All proceeds of the offering were deposited into an escrow account established by Anslow & Jaclin, LLP (the "Escrow Agent") until the Minimum Purchase Offering was reached.  Upon reaching the Minimum Purchase Offering, all funds in the escrow account were released by the Escrow Agent into the operating account of the Company to be used at the Company’s discretion. The Company paid an aggregate amount of $7,000.00 in finder fees and issued warrants to purchase up to an additional 12,500 shares of common stock at an exercise price of $0.65 per share, to Sandgrain Securities, Inc. (the "Finder"), pursuant to the terms of the Finder's Fee Agreement. The Company also paid the Escrow Agent a fee of $1,250 for the latter's services.

The above issuance was deemed to be exempt under Regulation D, Regulation S, and Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors and transfer was restricted in accordance with the requirements of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction where such offering would be unlawful.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

4.1	Form of Subscription Agreement and Investor Questionnaire.

4.2	Form of Common Stock Purchase Warrant.

10.1	Finder’s Fee Agreement by and between the Company and Sandgrain Securities, Inc., dated September 2, 2010.

10.2	Escrow Agreement by and between the Company, Anslow & Jaclin, LLP, and Ankap Partners LP, dated August 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2010	ACCELERIZE NEW MEDIA, INC. By: /s/ Brian Ross Brian Ross President and Chief Executive Officer